EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of HERITAGE-CRYSTAL CLEAN, INC. (the “Company”) on Form 10-Q for the quarter ended September 12, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Ray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 23, 2009	By: /s/ Gregory Ray

Gregory Ray
Chief Financial Officer, Vice President, Business Management and Secretary